SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 7, 2002


                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)



           Tennessee                    001-11421               61-0502302
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 (State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                     Identification No.)


            100 Mission Ridge
        Goodlettsville, Tennessee                                        37072
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 (Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (615) 855-4000
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements.     None.
         (b)      Pro Form Financial Information.  None.
         (c) Exhibits. See Exhibit Index immediately following the signature page hereto.

ITEM 9.  REGULATION FD DISCLOSURE

On November 7, 2002, Dollar General Corporation issued a news release with respect to October sales results for the four-week period ending November 1, 2002, the November sales outlook, and the Corporation's conference call regarding third quarter earnings scheduled for November 26, 2002. A copy of the news release is attached hereto as Exhibit 99, and is incorporated by reference as if fully set forth herein.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             DOLLAR GENERAL CORPORATION


Date:  November 7, 2002      By: /s/ Susan S. Lanigan
       ----------------      -------------------------------
                             Susan S. Lanigan
                             Vice President, General Counsel
                              and Corporate Secretary



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                                  EXHIBIT INDEX

Exhibit No.                Description
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    99                     News release dated November 7, 2002



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